EXHIBIT 99.1

Stem Holdings Announces All Common Shares

of ‘DRVD’ will Trade Under symbol ‘STMH’ on February 4, 2021.

Consolidated Market Capitalization of US$112 Million Post-Acquisition

BOCA RATON, FL, February 2, 2021 – Stem Holdings, Inc. DBA Driven by Stem (the “Company” or “Stem”) (OTCQX: STMH CSE: STEM), a leading omnichannel, vertically-integrated cannabis branded products and technology company with an integrated Delivery-as-a-Service (DaaS) platform, today announced the timeline and process for the exchange of all common shares of Driven Deliveries, Inc. (“Driven” or “Driven Deliveries”) (OTCQB: DRVD) for shares of Stem. The shares of Stem trade under the symbol, STMH, on the OTCQX and, STEM, on the CSE,

The exchange of the Driven Deliveries common stock for Stem common stock follows the Company’s previously announced acquisition (the “Acquisition”) of Driven Deliveries, which closed December 29, 2020. All Driven Deliveries Shareholders will receive one share of Stem’s common stock for each share held.

On February 4, 2021 FINRA will halt and remove the DRVD symbol (CUSIP NO: 26209D105). Driven shares in brokerage accounts will automatically be converted to shares of Stem (CUSIP NO: 85858U107) by Depository Trust Company (“DTC”) and the brokerage firms. There is no additional action required from investors with deposited DRVD shares or DRVD investors who have purchased in the open market.

Pursuant to Stem’s S-4 deemed effective by the SEC on February 2, 2021, Driven shareholders with undeposited shares held in certificate form or in book entry form with Driven’s transfer agent will have shares of Stem issued, in the same amount and with the same restrictions, by Odyssey Trust Company, Stem’s transfer agent. Following such issuance, current DRVD stock certificates (CUSIP NO: 26209D105) will be declared void and should be destroyed by the shareholder.

Driven & Stem shareholders needing to contact the transfer agent should submit and online ticket at https://odysseycontact.com/ for service.

About Stem

Stem is a leading omnichannel, vertically-integrated cannabis branded products and technology company with state-of-the-art cultivation, processing, extraction, retail, distribution, and delivery-as-a-service (DaaS) operations throughout the United States. Stem’s family of award-winning brands includes TJ’s Gardens™, TravisxJames™, and Yerba Buena™ flower and extracts; Cannavore™ edible confections; Doseology™, a CBD mass-market brand launching in 2021; as well as DaaS brands Budee™ and Ganjarunner™ through the acquisition of Driven Deliveries. Budee™ and Ganjarunner™ e-commerce platforms provide direct-to-consumer proprietary logistics and an omnichannel UX (user experience) / CX (customer experience).

Cautionary Note Regarding Forward-Looking Information

This press release contains statements that constitute “forward-looking information” within the meaning of applicable securities laws, including statements regarding the plans, intentions, beliefs and current expectations of the management of Stem with respect to future business activities. Forward-looking information is often identified by the words “may,” “would,” “could,” “should,” “will,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “expect” or similar expressions and includes information regarding the exchange of Driven and Stem shares and the timing thereof. Investors are cautioned that forward-looking information is not based on historical facts but instead reflects the management of Stem expectations, estimates or projections concerning future results or events based on the opinions, assumptions and estimates of management considered reasonable at the date the statements are made. Although Stem believes that the expectations reflected in such forward-looking information are reasonable, such information involves risks and uncertainties, and undue reliance should not be placed on such information, as unknown or unpredictable factors could have material adverse effects on future results, performance or achievements of the Company. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking information are the following: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in applicable laws; adverse changes in the application or enforcement of current laws, including those related to taxation; and changes or delays resulting from third-parties and regulators which are outside of the Company’s control. This forward-looking information may be affected by risks and uncertainties in the business of Stem and market conditions.

Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Stem has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. Stem does not assume any obligation to update this forward-looking information except as otherwise required by applicable law.

No securities regulatory authority has in any way passed upon the merits of the proposed transactions described in this news release or has approved or disapproved of the contents of this news release.

For further information, please contact:

Media Contact:
Mauria Betts
Stem Holdings, Inc.
Mauria@stemholdings.com
971-319-0303

Investor Contact:
KCSA Strategic Communications
Valter Pinto or Elizabeth Barker
+1 212-896-1254 or +1 212-896-1203

STEM@kcsa.com